Camelot Excalibur Small Cap Income Fund

Class A: CEXAX Class C: CEXCX

SUMMARY PROSPECTUS

FEBRUARY 1, 2015

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.camelotfunds.com. You can also get this information at no cost by calling 1-855-226-3863, emailing support@camelotportfolios.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 1, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The investment objective of the Camelot Excalibur Small Cap Income Fund (the “Fund” or “Small Cap Income Fund”) is to provide you with a consistent and growing current income stream with a secondary objective of providing long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 15 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 42 and Waiver of Up-Front Sales Charge on Class A Shares on page 43.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	4.59%	4.59%
Acquired Fund Fees and Expenses[1]	0.26%	0.26%
Total Annual Fund Operating Expenses	6.10%	6.85%
Fee Waiver and/or Expense Reimbursement[2]	(4.09)%	(4.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	2.76%
1.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
2.	The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation) at 1.50% through January 31, 2016. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C
1	$767	$279
3	$1,939	$1,654
5	$3,084	$2,978
10	$5,840	$6,081

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund from December 31, 2013 (the commencement of operations of the Fund) to the fiscal year ended September 30, 2014 was 5%.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the common and preferred stocks of domestic and foreign, including emerging market, small capitalization companies that are traded on a U.S. exchange, writing put options on such stocks, and writing covered call options on stocks held in its portfolio. The Fund writes (sells) puts and covered calls in an attempt to generate increased income, reduce the volatility of the Fund and to enter and exit stock positions. The Fund will invest some or all of the amounts segregated to cover the put options written in cash equivalents and/or short-term bonds to generate additional income. The Fund receives a premium from the purchaser of the call, which generates income for the Fund and may reduce the volatility of the Fund because the premium will reduce any losses on the underlying securities, but only by the amount of the premium.

Typically, the Fund will (i) hold the preferred or common stocks of approximately 25-100 small capitalization companies (defined by the Fund’s advisor, Camelot Portfolios, LLC (the “Advisor”) as companies with market capitalizations under $4 billion) that are currently paying dividends or have the potential to pay dividend in the future, (ii) write put options on small capitalization companies and (iii) write call options on the stock held in its portfolio. Under normal market conditions, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in the small capitalization investments. Small capitalization investments include common and preferred stock, and covered call and put options written on the stock of domestic and foreign, including emerging market, small capitalization companies

The Fund relies on the analysis and professional judgment of the Advisor. The Advisor will select companies for investment by the Fund that it believes to be attractively valued and are a strong long-term total return investment opportunity for the Fund. This philosophy is based on a fundamental analysis of the companies in which the Fund invests and focuses on current and potential future cash flow generation of the company. The Advisor may sell an investment when it determines that the price of a stock is greater than its value or when it identifies better investment opportunities for the Fund.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.

•	Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.
•	Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.
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  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
  Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.
  Preferred Stock Risk. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
  Stock Market Value Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 855-226-3863 and on the Fund’s website at www.CamelotFunds.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 2.28% (quarter ended June 30, 2014), and the lowest return for a quarter was (7.64%) (quarter ended September 30, 2014).

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Average Annual Total Returns

(for the periods ended December 31, 2014)

Class A	1 Year	Since inception (12/31/13)
Return Before Taxes	(12.37)%	(12.37)%
Return After Taxes on Distributions	(13.30)%	(13.30)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.97)%	(6.97)%
Class C
Return Before Taxes	(12.06)%	(12.06)%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	4.89%	4.89%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Camelot Funds, LLC, is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Darren Munn, Chief Investment Officer and Chairman of the Advisor, serves as the Fund's Portfolio Manager. Mr. Munn is primarily responsible for the day-to-day management of the Fund. He has served the Fund in this capacity since the Fund commenced operations in 2013.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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